UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 08, 2020

Medley Capital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
1-35040	(State or other jurisdiction of incorporation)	27-4576073
(Commission File Number)		(I.R.S. Employer Identification No.)
280 Park Avenue, 6th Floor East
New York, NY 10017
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 759-0777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MCC	The New York Stock Exchange
6.500% Notes due 2021	MCX	The New York Stock Exchange
6.125% Notes due 2023	MCV	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2020, Medley Capital Corporation (“MCC”), Great American Life Insurance Company (“GALIC”), MCC Senior Loan Strategy JV I LLC (the “MCC JV”), and an affiliate of Golub Capital LLC (“Golub”) entered into a Membership Interest Purchase Agreement (the “Agreement”) pursuant to which a fund affiliated with and managed by Golub concurrently purchased all of MCC’s interest in the MCC JV and all of GALIC’s interest in the MCC JV for a pre-adjusted gross purchase price of $156.4 million and an adjusted gross purchase price (which constitutes the aggregate consideration for the membership interests) of $145.3 million (giving effect to adjustments primarily for principal and interest payments from portfolio companies of MCC JV from July 1, 2020 through October 7, 2020), resulting in net proceeds (before transaction expenses) of $41.0 million and $6.6 million for MCC and GALIC, respectively, on the terms and subject to the conditions set forth in the Agreement, including the representations, warranties, covenants and indemnities contained therein. MCC estimates that transaction expenses will be approximately $1.6 million resulting in net proceeds (including estimated transaction expenses) of $39.5 million. In connection with the closing of the transaction on October 8, 2020, MCC JV repaid in full all outstanding borrowings under, and terminated, its senior secured revolving credit facility, dated as of August 4, 2015, as amended, administered by Deutsche Bank AG, New York Branch.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to a copy of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 7.01 Regulation FD Disclosure

On October 9, 2020, MCC issued a press release announcing the entry into the Agreement. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act. Such statements include, but are not limited to, statements regarding the ongoing obligations under the Agreement, including the indemnities contained in the Agreement, and the possibility that MCC may explore strategic alternatives and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions. In addition, the estimated transaction expenses and the unaudited pro forma condensed consolidated financial information giving effect to the disposition of the MCC JV and the related notes thereto, which are attached to this Current Report, include certain assumptions as described therein, including, but not limited to, assumptions with respect to estimates of transaction expenses incurred by the Company and the resulting net proceeds received by the Company. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of the MCC’s common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to, potential losses of MCC in connection with its indemnification obligations under the Agreement; MCC’s ability to comply with the covenants and conditions under its debt instruments; the effects of changes in MCC’s credit rating; MCC’s ability to arrange and consummate financing or sale transactions or to access capital; whether MCC is able to generate sufficient cash flows and maintain adequate liquidity to meet its liquidity needs, service its indebtedness, repay existing debt obligations, and finance the ongoing obligations of its business; uncertainties associated with the impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets, the global and U.S. economy, the operational and financial performance of MCC’s portfolio companies, and liquidity, and the important factors discussed under the caption “Risk Factors” in Part 1. Item 1A of MCC’s Form 10-K for the fiscal year ended September 30, 2019, and its other reports filed with the Securities and Exchange Commission. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While MCC may elect to update such forward-looking statements at some point in the future, MCC disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing MCC’s views as of any date subsequent to the date of this Current Report.

Item 9.01     Financial Statements and Exhibits.

(a) Not Applicable.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial information of MCC giving effect to the disposition of MCC JV, and the related notes thereto, required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.2.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description

10.1
Membership Interest Purchase Agreement, dated as of October 8, 2020, by and among Medley Capital Corporation, Great American Life Insurance Company, MCC Senior Loan Strategy JV I LLC and GEMS Fund 5, L.P.

99.1	Press Release dated as of October 9, 2020.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2020		MEDLEY CAPITAL CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer